Exhibit 99.1

CommScope Commences Notes Offering

HICKORY, NC, March 2, 2017 — CommScope Holding Company, Inc. (NASDAQ: COMM) announced that its wholly owned subsidiary, CommScope Technologies LLC (the “Issuer”), intends to offer $750 million in aggregate principal amount of senior unsecured notes due 2027 (the “Notes”), subject to market conditions, to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

The Notes will be guaranteed on a senior unsecured basis by CommScope, Inc. and each of its existing and future wholly owned domestic restricted subsidiaries, subject to certain exceptions. The Issuer currently intends to use the net proceeds of the offering of the Notes, together with cash on hand, to (i) redeem and retire the $500 million in outstanding aggregate principal amount of CommScope, Inc.’s 4.375% senior secured notes due 2020, (ii) repay a portion of the outstanding borrowings under CommScope, Inc.’s senior secured term loan facility and (iii) pay fees and expenses related to the foregoing (collectively, the “Refinancing Transactions”). There can be no assurance that the issuance and sale of the Notes or the Refinancing Transactions will be consummated.

The Notes will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such an offer, solicitation or sale would be unlawful. This press release does not constitute a notice of redemption with respect to CommScope, Inc.’s 4.375% senior secured notes due 2020.

About CommScope

CommScope (NASDAQ: COMM) helps companies around the world design, build and manage their wired and wireless networks. Our vast portfolio of network infrastructure includes some of the world’s most robust and innovative wireless and fiber optic solutions. Our talented and experienced global team is driven to help customers increase bandwidth; maximize existing capacity; improve network performance and availability; increase energy efficiency; and simplify technology migration. You will find our solutions in the largest buildings, venues and outdoor spaces; in data centers and buildings of all shapes, sizes and complexity; at wireless cell sites; in telecom central offices and cable headends; in FTTX deployments; and in airports, trains, and tunnels. Vital networks around the world run on CommScope solutions.

Forward-Looking Statements

This press release or any other oral or written statements made by us or on our behalf may include forward-looking statements that reflect our current views with respect to future events and financial performance, including all statements regarding the offering of the Notes and the Refinancing Transactions. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, our ability to integrate the BNS business on a timely and cost-effective manner; our reliance on TE Connectivity Ltd. for transition services for the BNS business; our ability to realize expected growth opportunities and cost savings from the BNS business; our dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; industry competition and the ability to retain customers through product innovation, introduction and marketing; risks associated with our sales through channel partners; product quality or performance issues and associated warranty claims; our ability to maintain effective information management systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity and that of contract manufacturers may be insufficient to meet customer demand or quality standards for our products; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with our dependence on a limited number of key suppliers; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; our ability to fully realize anticipated benefits from prior or future acquisitions or equity investments; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities, including delays or challenges related to removing, transporting or reinstalling equipment, that may affect our ability to meet customer demands for products; possible future restructuring actions; substantial indebtedness and maintaining compliance with debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as value-added tax receivables; our ability to attract and retain qualified key employees; labor unrest; obligations under our defined benefit employee benefit plans may require plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; changes in the laws and policies of the United States affecting trade; cost of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the amount of the costs, fees, expenses and charges related to the Refinancing Transactions; any statements of belief and any statements of assumptions underlying any of the foregoing;

other factors disclosed in the offering memorandum or incorporated by reference therein, including in CommScope Holding Company, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which it filed with the Securities and Exchange Commission on February 23, 2017, or in any other document CommScope Holding Company, Inc. filed or files with the Securities and Exchange Commission; and other factors beyond our control. Although the information contained in this press release represents our best judgment as of the date of this press release based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this press release, except as otherwise required by law.

Contacts

Investor Contact:

Jennifer Crawford, CommScope

+1 828-323-4970

News Media Contact:

Rick Aspan, CommScope

+1 708-236-6568

publicrelations@commscope.com

Source: CommScope